Exhibit 99.1

Cash America Announces Third Quarter Results and Dividend Declared

FORT WORTH, Texas--(BUSINESS WIRE)--October 24, 2013--Cash America International, Inc. (NYSE: CSH) announced today that reported net income attributable to the Company for the third quarter ended September 30, 2013 was $46,186,000 ($1.52 per share) compared to the third quarter of 2012 net income of $11,703,000 (37 cents per share). Both the current period third quarter financial results and the prior year third quarter financial results include significant unusual items. In the third quarter of 2013, the Company recognized a tax benefit of $33.2 million ($1.09 per share) related to the reorganization of its Mexico-based pawn operations, which was completed in the first quarter of 2013. In addition, the Company incurred an $18 million pre-tax expense (37 cents per share after taxes) associated with a negotiated settlement of a class-action lawsuit. These two items combined to create a net benefit to after tax income of $21.9 million (72 cents per share) for the period ended September 30, 2013. The third quarter of 2012 included unusual items of $18.5 million in after-tax costs (59 cents per share) associated with the Company’s reorganization of its Mexico-based pawn operations and $1.9 million after taxes (6 cents per share) related to the write-off of deferred costs and transition expenses associated with the withdrawal of the proposed initial public offering of its wholly-owned subsidiary, Enova International, Inc., during that period. These two items combined to create a total expense after taxes of $20.4 million (65 cents per share) for the period ended September 30, 2012.

Excluding the impact of the 2013 unusual items mentioned above, third quarter 2013 adjusted earnings, a non-GAAP measure, would have been $24.3 million (80 cents per share), which is in line with management’s publicly released earnings per share guidance of between 75 cents per share and 85 cents per share as reported in the Company’s press release dated July 25, 2013. Excluding the impact of the 2012 unusual expenses mentioned above, third quarter 2012 adjusted earnings, a non-GAAP measure, would have been $32.1 million ($1.02 per share).

Consolidated total revenue during the third quarter of 2013 was $437.8 million compared to $439.7 million during the same period in 2012. The Company’s E-Commerce segment reported a 14% increase in total revenue, which reached $198.4 million for the three months ended September 30, 2013. Commenting on the results for the third quarter, Daniel R. Feehan, President and Chief Executive Officer said, “The growth in our consumer loan products during the third quarter provided revenue growth to our E-Commerce business to compensate for the challenges in our retail services business, which continued to experience soft growth in pawn loans and lower levels of profit from the disposition of merchandise.”

For the nine-month period ended September 30, 2013, the Company reported net income of $115,244,000 ($3.73 per share) compared to $82,990,000 ($2.62 per share) for the same period in 2012. Excluding the unusual items discussed above, adjusted net earnings, a non-GAAP measure, would have been $93.4 million ($3.02 per share) for the nine-month period ended September 30, 2013. This compares to adjusted net earnings, a non-GAAP measure, of $103.9 million ($3.28 per share) for the nine-month period ended September 30, 2012, when adding back the unusual items discussed above for the 2012 period. Total revenue was $1.3 billion for both the nine-month periods ended September 30, 2013 and 2012.

Cash America will host a conference call to discuss the third quarter results on Thursday, October 24, at 7:00 AM CDT. A live webcast of the call will be available on the Investor Relations section of the Company’s corporate website (http://www.cashamerica.com). To listen to the live call, please go to the website at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company’s website following the call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on November 20, 2013 to shareholders of record on November 6, 2013.

Outlook for the Fourth Quarter of 2013 and 2014 Fiscal Year

Management believes that the opportunities for growth in revenue and earnings will be largely associated with customer demand for the credit products provided by the Company, which take the form of pawn loans and consumer loans and the disposition of unredeemed collateral by way of consumer spending on retail sales and the commercial sale of refined gold and diamonds. The fourth quarter, during the seasonally important holiday selling season, represents an important period of retail sales for the Company, and results will be affected by consumer sentiments during the period. There are various other elements that could affect the growth in revenue, such as the regulation of consumer loan products, the development and growth of additional markets for the Company’s e-commerce segment for consumer lending products, and the development and growth of the Company’s Mexico-based pawn operations. As the Company enters the fourth quarter of 2013, management anticipates that demand for the Company’s consumer loan products will continue on a similar pace to the one it has experienced during the first nine months of 2013, with a continued heavier weighting to the consumer loan portfolio and longer term installment and line of credit products. Demand for the Company’s pawn lending products continued to prove challenging in the second and third quarters of 2013, and management expects growth in the Company’s pawn lending business, but its expectations for the balance of 2013 and into 2014 remain below historical growth rates in the pawn lending business.

Based on management’s views and on the preceding factors, management expects the fourth quarter 2013 net income per share to be between 95 cents and $1.05 per share compared to $1.29 per share in the fourth quarter of 2012, which does not include the unusual costs and other charges incurred in the fourth quarter of 2012 associated with the Company’s reorganization of its Mexico-based pawn operations of $7.0 million after taxes (23 cents per share) and the after-tax impact of the Company’s voluntary refund to certain Ohio customers of $8.4 million (27 cents per share) in the period. The combined amount of the Mexico charges and the refund expense amounted to $15.4 million after taxes (50 cents per share) in the fourth quarter of 2012.

Based on the Company’s results through the first nine months of 2013, management expects its fiscal year 2013 earnings per share to be in a range of between $4.68 and $4.78 per share ($3.96 and $4.06 per share on a non-GAAP adjusted basis, adjusted for the third quarter unusual items discussed above of 72 cents per share) compared to $3.42 per share ($4.57 per share on a non-GAAP adjusted basis when adding back the unusual items for the full year in 2012 of 81 cents per share related to Mexico reorganization charges, 27 cents per share related to the Ohio refund expense and 7 cents per share related to expenses associated with the withdrawal of the proposed initial public offering of Enova International, Inc.) for the twelve-month period of 2012.

In addition, management is initiating its expectations for fiscal year 2014. Based on its current views of the coming year, management establishes its initial anticipated range of earnings per share of between $4.20 to $4.40 for fiscal 2014.

About the Company

As of September 30, 2013, Cash America International, Inc. operated 995 total locations offering specialty financial services to consumers, which included the following:

  860 lending locations in 22 states in the United States primarily under the names “Cash America Pawn,” “SuperPawn,” “Cash America Payday Advance,” and “Cashland;”
  47 pawn lending locations in central and southern Mexico under the name “Cash America casa de empeño;” and
  88 check cashing centers (all of which are unconsolidated franchised check cashing centers) operating in 13 states in the United States under the name “Mr. Payroll.”

Additionally, as of September 30, 2013, the Company offered consumer loans over the Internet to customers:

  in 32 states in the United States at http://www.cashnetusa.com and http://www.netcredit.com;
  in the United Kingdom at http://www.quickquid.co.uk, and http://www.poundstopocket.co.uk;
  in Australia at http://www.dollarsdirect.com.au; and
  in Canada at http://www.dollarsdirect.ca.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.poundstopocket.co.uk
http://www.enova.com	http://www.dollarsdirect.com.au
http://www.cashnetusa.com	http://www.dollarsdirect.ca
http://www.netcredit.com	http://www.goldpromise.com
http://www.cashlandloans.com	http://www.mrpayroll.com
http://www.quickquid.co.uk

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition, operations and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: the effect of or changes in domestic and foreign pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business or changes in the interpretation or enforcement thereof; the regulatory and examination authority of the Consumer Financial Protection Bureau in the U.S. and the Financial Conduct Authority in the UK; public perception of the Company’s business, including its consumer loan business and its business practices; changes in the political, regulatory or economic environment in foreign countries where the Company operates or in the future may operate; fluctuations, including a sustained decrease, in the price of gold or deterioration in economic conditions; the effect of any current or future litigation proceedings or any judicial decisions or rule-making that affect the Company, its products or its arbitration agreements; the actions of third parties who provide, acquire or offer products and services to, from or for the Company; changes in demand for the Company’s services, the Company’s ability to attract and retain qualified executive officers; a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems; the ability of the Company to open new locations in accordance with its plans or to successfully integrate newly acquired businesses into the Company’s operations; changes in competition; interest rate and foreign currency exchange rate fluctuations; changes in the capital markets; changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth; security breaches, cyber attacks or fraudulent activity; compliance with laws and regulations applicable to international operations; the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; acts of God, war or terrorism, pandemics and other events; the effect of any of such changes on the Company’s business or the markets in which it operates; and other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Consolidated Operations:
Total revenue	$437,801	$439,694	$1,316,880	$1,308,826
Net revenue	247,007	248,477	763,709	738,869
Total expenses	218,488	208,289	608,356	572,442

Income from Operations	$28,519	$40,188	$155,353	$166,427

Income before income taxes	18,173	33,046	128,279	145,160

Net Income	$46,186	$7,930	$115,552	$77,673

Net (income) loss attributable to the noncontrolling interest	-	3,773	(308)	5,317

Net Income Attributable to Cash America International, Inc.	$46,186	$11,703	$115,244	$82,990

Earnings per share:
Net Income attributable to Cash America International, Inc. common shareholders:
Basic	$1.62	$0.40	$4.01	$2.80
Diluted	$1.52	$0.37	$3.73	$2.62

Weighted average common shares outstanding:
Basic	28,426	29,536	28,747	29,599
Diluted	30,379	31,375	30,857	31,643

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)
(Unaudited)
	September 30,		December 31,
	2013	2012	2012

Assets
Current assets:
Cash and cash equivalents	$84,096	$78,663	$63,134
Pawn loans	253,678	254,077	244,640
Consumer loans, net	328,281	256,825	289,418
Merchandise held for disposition, net	193,115	171,285	167,409
Pawn loan fees and service charges receivable	50,090	48,771	48,991
Income taxes receivable	10,931	684	-
Prepaid expenses and other assets	28,840	36,912	35,605
Deferred tax assets	46,429	39,826	48,992
Total current assets	995,460	887,043	898,189
Property and equipment, net	257,787	258,214	261,771
Goodwill	670,037	599,337	608,216
Intangible assets, net	46,860	34,877	36,473
Other assets	21,185	12,936	13,609
Total assets	$1,991,329	$1,792,407	$1,818,258

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$137,473	$109,986	$126,664
Customer deposits	15,123	12,944	11,420
Income taxes currently payable	-	-	5,922
Current portion of long-term debt	22,606	44,205	43,617
Total current liabilities	175,202	167,135	187,623
Deferred tax liabilities	96,286	102,048	101,711
Noncurrent income tax payable	-	2,697	2,703
Other liabilities	1,287	1,007	888
Long-term debt	660,243	545,258	534,713
Total liabilities	$933,018	$818,145	$827,638

Equity:
Cash America International, Inc. equity:
Common stock, $0.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued and outstanding	3,024	3,024	3,024
Additional paid-in capital	152,872	157,874	157,613
Retained earnings	991,682	855,972	879,434
Accumulated other comprehensive income	2,614	4,366	3,128
Treasury shares, at cost (2,164,873 shares, 1,214,646 shares and 1,351,712 shares as of September 30, 2013 and 2012, and as of December 31, 2012, respectively)	(91,881)	(46,175)	(51,304)
Total Cash America International, Inc. shareholders' equity	1,058,311	975,061	991,895
Noncontrolling interest	-	(799)	(1,275)
Total equity	1,058,311	974,262	990,620
Total liabilities and equity	$1,991,329	$1,792,407	$1,818,258

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share data) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Revenue
Pawn loan fees and service charges	$79,298	$76,500	$227,940	$221,450
Proceeds from disposition of merchandise	128,660	153,493	438,909	517,832
Consumer loan fees	227,563	205,094	640,199	558,656
Other	2,280	4,607	9,832	10,888
Total Revenue	437,801	439,694	1,316,880	1,308,826
Cost of Revenue
Disposed merchandise	91,101	106,918	301,397	350,878
Consumer loan loss provision	99,693	84,299	251,774	219,079
Total Cost of Revenue	190,794	191,217	553,171	569,957

Net Revenue	247,007	248,477	763,709	738,869
Expenses
Operations and administration	199,705	181,215	554,042	515,560
Depreciation and amortization	18,783	27,074	54,314	56,882
Total Expenses	218,488	208,289	608,356	572,442
Income from Operations	28,519	40,188	155,353	166,427
Interest expense	(9,260)	(7,196)	(25,608)	(21,065)
Interest income	1	22	69	79
Foreign currency transaction (loss) gain	(741)	93	(1,053)	(72)
Loss on extinguishment of debt	(346)	-	(346)	-
Equity in loss of unconsolidated subsidiary	-	(61)	(136)	(209)
Income before Income Taxes	18,173	33,046	128,279	145,160
(Benefit) provision for income taxes	(28,013)	25,116	12,727	67,487
Net Income	46,186	7,930	115,552	77,673
Net loss (income) attributable to the noncontrolling interest	-	3,773	(308)	5,317
Net Income Attributable to Cash America International, Inc.	$46,186	$11,703	$115,244	$82,990
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders:
Basic	$1.62	$0.40	$4.01	$2.80
Diluted	$1.52	$0.37	$3.73	$2.62
Weighted average common shares outstanding:
Basic	28,426	29,536	28,747	29,599
Diluted	30,379	31,375	30,857	31,643
Dividends declared per common share	$0.035	$0.035	$0.105	$0.105

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES PAWN LENDING ACTIVITIES – FINANCIAL AND OPERATING DATA

The following tables outline certain data related to the pawn loan activities of Cash America International, Inc. and its subsidiaries (the “Company”) as of and for the three and nine months ended September 30, 2013 and 2012 (dollars in thousands).

	As of September 30,
	2013	2012	Change	% Change
Ending pawn loan balances
Domestic retail services	$248,427	$241,261	$7,166	3.0%
Foreign retail services	5,251	12,816	(7,565)	(59.0)%
Consolidated pawn loan balances	$253,678	$254,077	$(399)	(0.2)%

Ending merchandise balance, net
Domestic retail services	$186,878	$160,075	$26,803	16.7%
Foreign retail services	6,237	11,210	(4,973)	(44.4)%
Consolidated merchandise balance, net	$193,115	$171,285	$21,830	12.7%

	Three Months Ended September 30,
	2013	2012	Change	% Change
Pawn loan fees and service charges
Domestic retail services	$77,532	$73,209	$4,323	5.9%
Foreign retail services	1,766	3,291	(1,525)	(46.3)%
Consolidated pawn loan fees and service charges	$79,298	$76,500	$2,798	3.7%

Average pawn loan balance outstanding
Domestic retail services	$241,785	$232,027	$9,758	4.2%
Foreign retail services	5,012	11,870	(6,858)	(57.8)%
Consolidated average pawn loans outstanding	$246,797	$243,897	$2,900	1.2%

Amount of pawn loans written and renewed
Domestic retail services	$258,055	$238,191	$19,864	8.3%
Foreign retail services	14,043	35,240	(21,197)	(60.2)%
Consolidated amount of pawn loans written and renewed	$272,098	$273,431	$(1,333)	(0.5)%

Average amount per pawn loan (in ones)
Domestic retail services	$125	$131	$(6)	(4.6)%
Foreign retail services	$86	$84	$2	2.4%
Consolidated average amount per pawn loan (in ones)	$122	$122	$-	-%

Annualized yield on pawn loans
Domestic retail services	127.2%	125.5%
Foreign retail services	139.8%	110.3%
Consolidated annualized yield on pawn loans	127.5%	124.8%

Gross profit margin on disposition of merchandise
Domestic retail services	29.6%	31.7%
Foreign retail services	17.1%	14.5%
Gross profit margin on disposition of merchandise	29.2%	30.3%

Merchandise turnover
Domestic retail services	2.1	2.6
Foreign retail services	2.3	3.7
Consolidated merchandise turnover	2.1	2.7

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES PAWN LENDING ACTIVITIES – FINANCIAL AND OPERATING DATA

	Nine Months Ended September 30,
	2013	2012	Change	% Change
Pawn loan fees and service charges
Domestic retail services	$222,508	$210,807	$11,701	5.6%
Foreign retail services	5,432	10,643	(5,211)	(49.0)%
Consolidated pawn loan fees and service charges	$227,940	$221,450	$6,490	2.9%

Average pawn loan balance outstanding
Domestic retail services	$228,048	$220,494	$7,554	3.4%
Foreign retail services	4,910	13,843	(8,933)	(64.5)%
Consolidated average pawn loans outstanding	$232,958	$234,337	$(1,379)	(0.6)%

Amount of pawn loans written and renewed
Domestic retail services	$707,758	$675,000	$32,758	4.9%
Foreign retail services	42,303	104,877	(62,574)	(59.7)%
Consolidated amount of pawn loans written and renewed	$750,061	$779,877	$(29,816)	(3.8)%

Average amount per pawn loan (in ones)
Domestic retail services	$127	$130	$(3)	(2.3)%
Foreign retail services	$87	$89	$(2)	(2.2)%
Consolidated average amount per pawn loan (in ones)	$124	$122	$2	1.6%

Annualized yield on pawn loans
Domestic retail services	130.5%	127.7%
Foreign retail services	147.9%	102.7%
Consolidated annualized yield on pawn loans	130.8%	126.2%

Gross profit margin on disposition of merchandise
Domestic retail services	31.7%	33.8%
Foreign retail services	17.9%	11.5%
Gross profit margin on disposition of merchandise	31.3%	32.2%

Merchandise turnover
Domestic retail services	2.5	3.0
Foreign retail services	2.5	3.8
Consolidated merchandise turnover	2.5	3.0

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES MERCHANDISE DISPOSITION, GROSS PROFIT AND OPERATING DATA

Profit from the disposition of merchandise represents the proceeds received from the disposition of merchandise in excess of the cost of disposed merchandise, which is the Company's cost basis in the pawn loan or the amount paid for purchased merchandise. The following tables summarize the proceeds from the disposition of merchandise and the related profit for the three and nine months ended September 30, 2013 and 2012 (dollars in thousands).

	Three Months Ended September 30,
	2013			2012
	Retail	Commercial	Total	Retail	Commercial	Total
Proceeds from disposition	$94,169	$34,491	$128,660	$81,947	$71,546	$153,493
Gross profit on disposition	$33,452	$4,107	$37,559	$30,023	$16,552	$46,575
Gross profit margin	35.5%	11.9%	29.2%	36.6%	23.1%	30.3%
Percentage of total gross profit	89.1%	10.9%	100.0%	64.5%	35.5%	100.0%

	Nine Months Ended September 30,
	2013			2012
	Retail	Commercial	Total	Retail	Commercial	Total
Proceeds from disposition	$296,415	$142,494	$438,909	$277,602	$240,230	$517,832
Gross profit on disposition	$108,827	$28,685	$137,512	$103,470	$63,484	$166,954
Gross profit margin	36.7%	20.1%	31.3%	37.3%	26.4%	32.2%
Percentage of total gross profit	79.1%	20.9%	100.0%	62.0%	38.0%	100.0%

The following table summarizes the age of merchandise held for disposition before valuation allowance of $0.9 million and $0.7 million as of September 30, 2013 and 2012, respectively (dollars in thousands).

	As of September 30,
	2013		2012
	Amount	%	Amount	%
Jewelry - held for one year or less	$105,583	54.4	$101,464	59.0
Other merchandise - held for one year or less	76,235	39.3	62,268	36.2
Total merchandise held for one year or less	181,818	93.7	163,732	95.2
Jewelry - held for more than one year	5,701	2.9	2,827	1.6
Other merchandise - held for more than one year	6,544	3.4	5,437	3.2
Total merchandise held for more than one year	12,245	6.3	8,264	4.8
Total merchandise held for disposition	$194,063	100.0	$171,996	100.0

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA

The following tables set forth consumer loan fees by segment, adjusted for the deduction of the loan loss provision for the three and nine months ended September 30, 2013 and 2012 (dollars in thousands, except where otherwise noted).

	Three Months Ended September 30,
	2013			2012
	Retail Services	E-Commerce	Total	Retail Services	E-Commerce	Total
Interest and fees on short-term loans	$26,265	$92,510	$118,775	$28,364	$117,493	$145,857
Interest and fees on line of credit accounts	-	50,504	50,504	-	20,077	20,077
Interest and fees on installment loans	3,239	55,045	58,284	3,081	36,079	39,160
Consumer loan fees	$29,504	$198,059	$227,563	$31,445	$173,649	$205,094
Consumer loan loss provision	10,037	89,656	99,693	8,061	76,238	84,299
Consumer loan fees, net of loss provision	$19,467	$108,403	$127,870	$23,384	$97,411	$120,795

Year-over-year change - $	$(3,917)	$10,992	$7,075	$(1,780)	$20,170	$18,390
Year-over-year change - %	(16.8)%	11.3%	5.9%	(7.1)%	26.1%	18.0%
Consumer loan loss provision as a % of consumer loan fees	34.0%	45.3%	43.8%	25.6%	43.9%	41.1%

	Nine Months Ended September 30,
	2013			2012
	Retail Services	E-Commerce	Total	Retail Services	E-Commerce	Total
Interest and fees on short-term loans	$74,999	$310,549	$385,548	$81,169	$339,270	$420,439
Interest and fees on line of credit accounts	-	102,021	102,021	-	45,998	45,998
Interest and fees on installment loans	9,474	143,156	152,630	8,227	83,992	92,219
Consumer loan fees	$84,473	$555,726	$640,199	$89,396	$469,260	$558,656
Consumer loan loss provision	23,927	227,847	251,774	19,130	199,949	219,079
Consumer loan fees, net of loss provision	$60,546	$327,879	$388,425	$70,266	$269,311	$339,577

Year-over-year change - $	$(9,720)	$58,568	$48,848	$(114)	$66,374	$66,260
Year-over-year change - %	(13.8)%	21.7%	14.4%	(0.2)%	32.7%	24.2%
Consumer loan loss provision as a % of consumer loan fees	28.3%	41.0%	39.3%	21.4%	42.6%	39.2%

In addition to reporting consumer loans owned by the Company and consumer loans guaranteed by the Company, which are either generally accepted accounting principles (“GAAP”) items or disclosures required by GAAP, the Company has provided combined consumer loans, which is a non-GAAP measure. In addition, the Company has reported consumer loans written and renewed, which is statistical data that is not included in the Company’s financial statements. The Company also reports allowances and liabilities for estimated losses on consumer loans individually and on a combined basis, which are GAAP measures that are included in the Company’s financial statements.

Management believes these measures, including ratios calculated using these measures, provide investors with important information needed to evaluate the magnitude of potential loan losses and the opportunity for revenue performance of the consumer loan portfolio on an aggregate basis. Management believes the comparison of the aggregate amounts from period to period is more meaningful than comparing only the residual amount on the Company’s balance sheet since both revenue and the consumer loan loss provision are impacted by the aggregate amount of loans owned by the Company and those guaranteed by the Company as reflected in its financial statements.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA

The following tables summarize selected data related to the Company’s consumer loan activities as of and for the three and nine months ended September 30, 2013 and 2012 (dollars in thousands, except where otherwise noted).

The following table shows short-term loans and related loan loss activity, which is based on the volume of loans written and renewed, for the three months ended September 30, 2013 and 2012.

	Three Months Ended
	September 30,
	2013	2012
Short-term loans:
Combined consumer loan loss provision as a % of combined consumer loans written and renewed(a)	6.5%	6.6%
Charge-offs (net of recoveries) as a % of combined consumer loans written and renewed(a)	7.6%	6.7%
Combined consumer loan loss provision as a % of consumer loan fees	35.2%	35.3%
Allowance and liability for losses as a % of combined consumer loans and fees receivable, gross(b)	18.8%	19.0%

(a) The disclosure regarding the amount of consumer loans written and renewed is statistical data that is not included in the Company's financial statements.
(b) Non-GAAP measure.

The following table shows line of credit accounts and installment loans and related loan loss activity, which is based on the average amount of consumer loan balances, for the three months ended September 30, 2013 and 2012.

	Three Months Ended
	September 30,
	2013	2012
Line of credit accounts:
Combined consumer loan loss provision as a % of combined average consumer loan balance(a)(b)	31.9%	27.9%
Charge-offs (net of recoveries) as a % of combined average consumer loan balance(a)(b)	17.6%	19.5%
Combined consumer loan loss provision as a % of consumer loan fees	49.8%	48.1%
Allowance and liability for losses as a % of combined average consumer loan balance(a)	22.0%	21.1%

Installment loans:
Combined consumer loan loss provision as a % of combined average consumer loan balance(a)(b)	20.8%	22.7%
Charge-offs (net of recoveries) as a % of combined average consumer loan balance(a)(b)	17.0%	15.5%
Combined consumer loan loss provision as a % of consumer loan fees	56.2%	59.2%
Allowance and liability for losses as a % of combined average consumer loan balance(a)	20.3%	25.1%
(a) Non-GAAP measure.
(b) The average consumer loan balance is a simple average of the beginning and ending consumer loan balance.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA

The following table summarizes consumer loan balances outstanding as of September 30, 2013 and 2012 (dollars in thousands):

	As of September 30,
	2013			2012
	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)
Ending consumer loan balances:
Retail Services
Short-term loans	$47,824	$4,681	$52,505	$49,079	$6,904	$55,983
Installment loans	9,945	10,275	20,220	9,899	6,707	16,606
Total Retail Services, gross	57,769	14,956	72,725	58,978	13,611	72,589
E-Commerce
Domestic
Short-term loans	33,926	35,107	69,033	36,832	37,952	74,784
Line of credit accounts	59,341	-	59,341	38,603	-	38,603
Installment loans	62,460	-	62,460	38,986	-	38,986
Total Domestic, gross	155,727	35,107	190,834	114,421	37,952	152,373

Foreign
Short-term loans	63,276	22	63,298	96,561	3,708	100,269
Line of credit accounts	40,265	-	40,265	-	-	-
Installment loans	101,200	-	101,200	66,111	-	66,111
Total Foreign, gross	204,741	22	204,763	162,672	3,708	166,380
Total E-Commerce, gross	360,468	35,129	395,597	277,093	41,660	318,753

Total ending loan balance, gross	418,237	50,085	468,322	336,071	55,271	391,342
Less: Allowance and liabilities for losses	(89,956)	(2,830)	(92,786)	(79,246)	(3,437)	(82,683)
Total ending loan balance, net	$328,281	$47,255	$375,536	$256,825	$51,834	$308,659
Allowance and liability for losses as a % of consumer loan balances, gross(c)	21.5%	5.7%	19.8%	23.6%	6.2%	21.1%

(a) GAAP measure. The consumer loan balances guaranteed by the Company represent loans originated by third-party lenders through the Company's credit services organization programs (the “CSO programs”), so these balances are not recorded in the Company’s financial statements. However, the Company has established a liability for estimated losses in support of its guarantee of these loans, which is reflected in the table above and included in its financial statements.

(b) Except for allowance and liability for estimated losses, amounts represent non-GAAP measures.
(c) Non-GAAP measure.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA

The following tables summarize the consumer loans written and renewed for the three and nine months ended September 30, 2013 and 2012 (dollars in thousands, except where otherwise noted).

	Three Months Ended September 30,
	2013			2012
	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)
Amount of consumer loans written and renewed (dollars in thousands):
Retail Services
Short-term loans	$185,238	$28,127	$213,365	$191,332	$36,343	$227,675
Installment loans	2,025	4,885	6,910	2,026	4,457	6,483
Total Retail Services	187,263	33,012	220,275	193,358	40,800	234,158
E-Commerce
Domestic
Short-term loans	78,771	182,698	261,469	81,619	197,962	279,581
Line of credit accounts	47,088	-	47,088	35,166	-	35,166
Installment loans	48,243	-	48,243	29,987	-	29,987
Total Domestic	174,102	182,698	356,800	146,772	197,962	344,734

Foreign
Short-term loans	171,828	601	172,429	251,787	17,676	269,463
Line of credit accounts	58,746	-	58,746	-	-	-
Installment loans	90,448	-	90,448	35,380	-	35,380
Total Foreign	321,022	601	321,623	287,167	17,676	304,843
Total E-Commerce	495,124	183,299	678,423	433,939	215,638	649,577

Total amount of consumer loans written and renewed	$682,387	$216,311	$898,698	$627,297	$256,438	$883,735

Number of consumer loans written and renewed (in ones):
Retail Services
Short-term loans	390,393	54,997	445,390	408,886	68,960	477,846
Installment loans	1,828	983	2,811	1,772	662	2,434
Total Retail Services	392,221	55,980	448,201	410,658	69,622	480,280
E-Commerce
Domestic
Short-term loans	251,404	263,650	515,054	268,856	271,250	540,106
Line of credit accounts	171,910	-	171,910	119,794	-	119,794
Installment loans	40,092	-	40,092	31,444	-	31,444
Total Domestic	463,406	263,650	727,056	420,094	271,250	691,344

Foreign
Short-term loans	325,899	871	326,770	434,578	23,146	457,724
Line of credit accounts	164,200	-	164,200	-	-	-
Installment loans	76,498	-	76,498	30,336	-	30,336
Total Foreign	566,597	871	567,468	464,914	23,146	488,060
Total E-Commerce	1,030,003	264,521	1,294,524	885,008	294,396	1,179,404

Total number of consumer loans written and renewed	1,422,224	320,501	1,742,725	1,295,666	364,018	1,659,684

(a) The disclosure regarding the amount and number of consumer loans written and renewed is statistical data that is not included in the Company’s financial statements.
(b) Loans guaranteed by the Company represent loans originated by third-party lenders through the CSO programs.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA

	Nine Months Ended September 30,
	2013			2012
	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)
Amount of consumer loans written and renewed (dollars in thousands):
Retail Services
Short-term loans	$525,054	$82,899	$607,953	$544,930	$109,005	$653,935
Installment loans	5,522	13,871	19,393	5,690	10,613	16,303
Total Retail Services	530,576	96,770	627,346	550,620	119,618	670,238
E-Commerce
Domestic
Short-term loans	222,906	520,200	743,106	248,307	541,364	789,671
Line of credit accounts	113,543	-	113,543	82,679	-	82,679
Installment loans	104,299	-	104,299	57,354	-	57,354
Total Domestic	440,748	520,200	960,948	388,340	541,364	929,704

Foreign
Short-term loans	688,108	14,572	702,680	738,682	52,724	791,406
Line of credit accounts	72,230	-	72,230	-	-	-
Installment loans	195,698	-	195,698	91,790	-	91,790
Total Foreign	956,036	14,572	970,608	830,472	52,724	883,196
Total E-Commerce	1,396,784	534,772	1,931,556	1,218,812	594,088	1,812,900

Total amount of consumer loans written and renewed:	$1,927,360	$631,542	$2,558,902	$1,769,432	$713,706	$2,483,138

Number of consumer loans written and renewed (in ones):
Retail Services
Short-term loans	1,100,252	160,749	1,261,001	1,159,449	200,636	1,360,085
Installment loans	5,022	2,545	7,567	5,252	1,506	6,758
Total Retail Services	1,105,274	163,294	1,268,568	1,164,701	202,142	1,366,843
E-Commerce
Domestic
Short-term loans	737,269	726,828	1,464,097	784,349	741,152	1,525,501
Line of credit accounts	423,111	-	423,111	290,879	-	290,879
Installment loans	93,506	-	93,506	57,255	-	57,255
Total Domestic	1,253,886	726,828	1,980,714	1,132,483	741,152	1,873,635

Foreign
Short-term loans	1,247,096	19,106	1,266,202	1,359,841	69,645	1,429,486
Line of credit accounts	194,948	-	194,948	-	-	-
Installment loans	166,252	-	166,252	80,539	-	80,539
Total Foreign	1,608,296	19,106	1,627,402	1,440,380	69,645	1,510,025
Total E-Commerce	2,862,182	745,934	3,608,116	2,572,863	810,797	3,383,660

Total number of consumer loans written and renewed	3,967,456	909,228	4,876,684	3,737,564	1,012,939	4,750,503

(a) The disclosure regarding the amount and number of consumer loans written and renewed is statistical data that is not included in the Company’s financial statements.
(b) Loans guaranteed by the Company represent loans originated by third-party lenders through the CSO programs.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT

The following tables contain operating segment data for the three and nine months ended September 30, 2013 and 2012 by segment, for the Company’s corporate operations and on a consolidated basis (dollars in thousands).

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Corporate	Consolidated

Three Months Ended September 30, 2013
Revenue
Pawn loan fees and service charges	$77,532	$1,766	$79,298	$-	$-	$-	$-	$79,298
Proceeds from disposition of merchandise	124,352	4,308	128,660	-	-	-	-	128,660
Consumer loan fees	29,504	-	29,504	104,954	93,105	198,059	-	227,563
Other	1,731	66	1,797	249	69	318	165	2,280
Total revenue	233,119	6,140	239,259	105,203	93,174	198,377	165	437,801
Cost of revenue
Disposed merchandise	87,530	3,571	91,101	-	-	-	-	91,101
Consumer loan loss provision	10,037	-	10,037	49,225	40,431	89,656	-	99,693
Total cost of revenue	97,567	3,571	101,138	49,225	40,431	89,656	-	190,794

Net revenue	135,552	2,569	138,121	55,978	52,743	108,721	165	247,007
Expenses
Operations and administration	111,220	2,831	114,051	38,662	31,755	70,417	15,237	199,705
Depreciation and amortization	9,878	764	10,642	3,252	706	3,958	4,183	18,783
Total expenses	121,098	3,595	124,693	41,914	32,461	74,375	19,420	218,488
Income (loss) from operations	$14,454	$(1,026)	$13,428	$14,064	$20,282	$34,346	$(19,255)	$28,519
As of September 30, 2013
Total assets	$1,102,152	$120,131	$1,222,283	$420,914	$216,341	$637,255	$131,791	$1,991,329
Goodwill			$459,669			$210,368		$670,037

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Corporate	Consolidated

Three Months Ended September 30, 2012
Revenue
Pawn loan fees and service charges	$73,209	$3,291	$76,500	$-	$-	$-	$-	$76,500
Proceeds from disposition of merchandise	141,088	12,405	153,493	-	-	-	-	153,493
Consumer loan fees	31,445	-	31,445	89,342	84,307	173,649	-	205,094
Other	1,938	252	2,190	374	14	388	2,029	4,607
Total revenue	247,680	15,948	263,628	89,716	84,321	174,037	2,029	439,694
Cost of revenue
Disposed merchandise	96,315	10,603	106,918	-	-	-	-	106,918
Consumer loan loss provision	8,061	-	8,061	42,877	33,361	76,238	-	84,299
Total cost of revenue	104,376	10,603	114,979	42,877	33,361	76,238	-	191,217
Net revenue	143,304	5,345	148,649	46,839	50,960	97,799	2,029	248,477
Expenses
Operations and administration	84,874	14,205	99,079	33,397	31,051	64,448	17,688	181,215
Depreciation and amortization	7,808	12,264	20,072	3,037	342	3,379	3,623	27,074
Total expenses	92,682	26,469	119,151	36,434	31,393	67,827	21,311	208,289
Income (loss) from operations	$50,622	$(21,124)	$29,498	$10,405	$19,567	$29,972	$(19,282)	$40,188
As of September 30, 2012
Total assets	$993,598	$111,610	$1,105,208	$382,459	$174,665	$557,124	$130,075	$1,792,407
Goodwill			$388,965			$210,372		$599,337

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT (dollars in thousands)

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Corporate	Consolidated

Nine Months Ended September 30, 2013
Revenue
Pawn loan fees and service charges	$222,508	$5,432	$227,940	$-	$-	$-	$-	$227,940
Proceeds from disposition of merchandise	425,716	13,193	438,909	-	-	-	-	438,909
Consumer loan fees	84,473	-	84,473	283,097	272,629	555,726	-	640,199
Other	6,149	988	7,137	1,051	92	1,143	1,552	9,832
Total revenue	738,846	19,613	758,459	284,148	272,721	556,869	1,552	1,316,880
Cost of revenue
Disposed merchandise	290,569	10,828	301,397	-	-	-	-	301,397
Consumer loan loss provision	23,927	-	23,927	112,391	115,456	227,847	-	251,774
Total cost of revenue	314,496	10,828	325,324	112,391	115,456	227,847	-	553,171

Net revenue	424,350	8,785	433,135	171,757	157,265	329,022	1,552	763,709
Expenses
Operations and administration	291,409	10,003	301,412	99,906	101,200	201,106	51,524	554,042
Depreciation and amortization	27,579	1,593	29,172	10,885	2,101	12,986	12,156	54,314
Total expenses	318,988	11,596	330,584	110,791	103,301	214,092	63,680	608,356
Income (loss) from operations	$105,362	$(2,811)	$102,551	$60,966	$53,964	$114,930	$(62,128)	$155,353

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Corporate	Consolidated

Nine Months Ended September 30, 2012
Revenue
Pawn loan fees and service charges	$210,807	$10,643	$221,450	$-	$-	$-	$-	$221,450
Proceeds from disposition of merchandise	481,558	36,274	517,832	-	-	-	-	517,832
Consumer loan fees	89,396	-	89,396	232,268	236,992	469,260	-	558,656
Other	7,085	512	7,597	827	19	846	2,445	10,888
Total revenue	788,846	47,429	836,275	233,095	237,011	470,106	2,445	1,308,826
Cost of revenue
Disposed merchandise	318,788	32,090	350,878	-	-	-	-	350,878
Consumer loan loss provision	19,130	-	19,130	95,474	104,475	199,949	-	219,079
Total cost of revenue	337,918	32,090	370,008	95,474	104,475	199,949	-	569,957

Net revenue	450,928	15,339	466,267	137,621	132,536	270,157	2,445	738,869
Expenses
Operations and administration	264,337	30,221	294,558	82,986	85,552	168,538	52,464	515,560
Depreciation and amortization	22,454	14,513	36,967	8,376	905	9,281	10,634	56,882
Total expenses	286,791	44,734	331,525	91,362	86,457	177,819	63,098	572,442
Income (loss) from operations	$164,137	$(29,395)	$134,742	$46,259	$46,079	$92,338	$(60,653)	$166,427

Corporate operations primarily include corporate expenses, such as legal, occupancy, executive oversight, insurance and risk management, public and government relations, internal audit, treasury, payroll, compliance and licensing, finance, accounting, tax and information systems (except for online lending systems, which are included in the e-commerce segment). Corporate income includes miscellaneous income not directly attributable to the Company’s segments. Corporate assets primarily include corporate property and equipment, nonqualified savings plan assets, marketable securities, foreign exchange forward contracts and prepaid insurance.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
LOCATION INFORMATION

Retail Services Segment

The following table sets forth the number of domestic and foreign Company-owned and franchised locations in the Company’s retail services segment offering pawn lending, consumer lending, and other ancillary services as of September 30, 2013 and 2012. The Company’s domestic retail services locations operate under the names “Cash America Pawn,” “SuperPawn,” “Cash America Payday Advance,” “Cashland” and “Mr. Payroll.” In addition, certain domestic retail services locations acquired in late 2012 and 2013 that operate under various names that are expected to be changed to “Cash America Pawn” during 2013. The Company’s foreign retail services locations operate under the name “Cash America casa de empeño.”

	As of September 30,
	2013			2012
	Domestic(a)	Foreign	Total	Domestic(a)(b)	Foreign	Total
Retail services locations offering:
Both pawn and consumer lending	581	-	581	577	-	577
Pawn lending only	211	47	258	155	160	315
Consumer lending only	68	-	68	83	-	83
Other (c)	88	-	88	99	-	99
Total retail services	948	47	995	914	160	1,074

(a) Except as described in (c) below, includes locations operating in 22 and 23 states in the United States as of September 30, 2013 and 2012, respectively.
(b) Includes one unconsolidated franchised location operating under the name “Cash America Pawn” as of September 30, 2012.
(c) As of September 30, 2013 and 2012, includes 88 and 93 unconsolidated franchised check cashing locations, respectively, and as of September 30, 2012, includes six consolidated Company-owned check cashing locations. As of September 30, 2013 and 2012, includes locations operating in 13 and 15 states in the United States, respectively.

E-Commerce Segment

As of September 30, 2013 and 2012, the Company’s e-commerce segment operated in 32 states in the United States and in three foreign countries:

  in the United States at http://www.cashnetusa.com and http://www.netcredit.com, in the United Kingdom at http://www.quickquid.co.uk and http://www.poundstopocket.co.uk, in Australia at http://www.dollarsdirect.com.au, and
  in Canada at http://www.dollarsdirect.ca.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
NON-GAAP DISCLOSURE
ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE

Adjusted Earnings and Adjusted Earnings Per Share

In addition to reporting financial results in accordance with GAAP, the Company has provided adjusted earnings and adjusted earnings per share, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted earnings and adjusted earnings per share, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the adjustments shown below, especially the adjustments related to the Company’s deduction for its tax basis in the stock of one of its subsidiaries in connection with the Mexico Reorganization (as defined below) (the “Creazione Deduction”), the settlement of litigation in 2013 that remains subject to court approval (the “2013 Litigation Settlement”), the withdrawal in July 2012 of the proposed initial public offering of common stock of the Company’s wholly-owned subsidiary, Enova International, Inc., (the “Enova IPO”) and the reorganization of the Company's Mexico-based pawn lending operations during 2012 (the “Mexico Reorganization”), are useful to investors in order to allow them to compare the Company's financial results for the current quarter and current nine-month period with the prior year quarter and the prior year nine-month period, respectively.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES NON-GAAP DISCLOSURE ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE

The following table provides a reconciliation for the three and nine months ended September 30, 2013 and 2012 between net income attributable to the Company and diluted earnings per share calculated in accordance with GAAP to adjusted earnings and adjusted earnings per share, respectively, which are shown net of tax (dollars in thousands, except per share data):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
	$	Per Diluted Share(a)	$	Per Diluted Share(a)	$	Per Diluted Share(a)	$	Per Diluted Share(a)
Net income and diluted earnings per share attributable to Cash America International, Inc.	$46,186	$1.52	$11,703	$0.37	$115,244	$3.73	$82,990	$2.62
Adjustments (net of tax):
Tax benefit related to Creazione Deduction(b)	(33,201)	(1.09)	-	-	(33,201)	(1.08)	-	-
2013 Litigation Settlement(c)	11,340	0.37	-	-	11,340	0.37	-	-
Charges related to withdrawn proposed Enova IPO(d)	-	-	1,941	0.06	-	-	2,461	0.08
Charges related to the Mexico Reorganization(e)	-	-	18,456	0.59	-	-	18,456	0.58
Subtotal	24,325	0.80	32,100	1.02	93,383	3.02	103,907	3.28
Other adjustments (net of tax):
Intangible asset amortization	1,014	0.03	639	0.02	2,675	0.10	2,042	0.06
Non-cash equity-based compensation	698	0.02	564	0.02	2,456	0.08	2,481	0.08
Convertible debt non-cash interest and issuance cost amortization	634	0.02	601	0.02	1,897	0.06	1,766	0.06
Foreign currency transaction loss (gain)	467	0.02	(58)	-	663	0.02	45	-
Adjusted earnings and adjusted earnings per share	$27,138	$0.89	$33,846	$1.08	$101,074	$3.28	$110,241	$3.48

(a) Diluted shares are calculated by giving effect to the potential dilution that could occur if securities or other contracts to issue common shares were exercised and converted into common shares during the period.

(b) Represents income benefit related to the Creazione Deduction.
(c) Represents charges related to the 2013 Litigation Settlement of $18.0 million, net of tax benefit of $6.7 million.

(d) Represents charges directly related to the withdrawn Enova IPO. For the three months ended September 30, 2012, represents $3.1 million of charges, net of tax benefit of $1.2 million. For the nine months ended September 30, 2012, represents $3.9 million of charges, net of tax benefit of $1.5 million.

(e) Represents charges related to the Mexico Reorganization. For the three and nine months ended September 30, 2012, represents $21.9 million of charges, net of tax benefit of $1.2 million and noncontrolling interest of $2.2 million.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
NON-GAAP DISCLOSURE
ADJUSTED EBITDA

Adjusted EBITDA

The table below shows adjusted EBITDA, a non-GAAP measure that the Company defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, equity in earnings or loss of unconsolidated subsidiary and provision for income taxes and including the net income or loss attributable to noncontrolling interests. Management believes adjusted EBITDA is used by investors to analyze operating performance and evaluate the Company’s ability to incur and service debt and its capacity for making capital expenditures. Adjusted EBITDA is also useful to investors to help assess the Company’s liquidity and estimated enterprise value. In addition, management believes that the adjustments shown below, especially the adjustments for charges related to events that occurred during the third quarter of 2013 and the third and fourth quarters of 2012, such as the 2013 Litigation Settlement, the withdrawn Enova IPO, the Mexico Reorganization, and the voluntary reimbursements to Ohio customers (the “Ohio Reimbursements”) are useful to investors in order to allow them to compare the Company’s financial results for the current and prior year trailing 12 months. The computation of adjusted EBITDA as presented below may differ from the computation of similarly-titled measures provided by other companies (dollars in thousands):

	Trailing 12 Months Ended
	September 30,
	2013	2012
Net income attributable to Cash America International, Inc.	$139,724	$120,817
Adjustments:
2013 Litigation settlement(a)	18,000	-
Charges related to withdrawn proposed Enova IPO(b)	-	3,879
Charges related to Mexico Reorganization(c)	6,965	21,908
Charges related to Ohio Reimbursements(d)	13,400	-
Depreciation and amortization expenses(e)	71,377	60,350
Interest expense, net	33,540	28,182
Foreign currency transaction loss	1,294	279
Loss on extinguishment of debt	346	-
Equity in loss of unconsolidated subsidiary	222	243
Provision for income taxes(f)	29,896	83,409
Net loss attributable to the noncontrolling interest	(181)	(5,539)	(g)
Adjusted EBITDA	$314,583	$313,528

Adjusted EBITDA margin calculated as follows:
Total revenue	$1,808,484	$1,782,783
Adjusted EBITDA	$314,583	$313,528
Adjusted EBITDA as a percentage of total revenue	17.4%	17.6%

(a) Represents charges related to the 2013 Litigation Settlement of $18.0 million, before tax benefit of $6.7 million.
(b) Represents charges directly related to the withdrawn Enova IPO, before tax benefit of $1.5 million

(c) For the trailing twelve months ended September 30, 2013, represents charges related to the Mexico Reorganization, and includes $1.5 million of depreciation and amortization expense as noted in (e) below. For the trailing twelve months ended September 30, 2012, represents charges related to the Mexico Reorganization, before tax benefit of $1.2 million and noncontrolling interest of $2.3 million.( )Includes $11.1 million and $7.2 million of depreciation and amortization expenses and charges for the recognition of a deferred tax asset valuation allowance, respectively, as noted in (e) and (f) below.

(d) Represents charges related to the Ohio Reimbursements, before tax benefit of $5.0 million.

(e) Excludes $1.5 million and $11.1 million of depreciation and amortization expenses for the trailing twelve months ended September 30, 2013 and 2012, respectively, which are included in “Charges related to the Mexico Reorganization” in the table above.

(f) For the trailing twelve months ended September 30, 2013, includes income benefit of $33.2 million related to the Creazione Deduction. For the trailing twelve months ended September 30, 2012, excludes a $7.2 million charge for the recognition of a deferred tax asset valuation allowance which is included in “Charges related to the Mexico Reorganization” in the table above and includes an income tax benefit related to the Mexico Reorganization of $1.2 million.

(g) Includes $2.3 million of noncontrolling interests related to the Mexico Reorganization.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
NON-GAAP DISCLOSURE

Non-GAAP Disclosure

In addition to the financial information prepared in conformity with GAAP the Company provides historical non-GAAP financial information. Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, its financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100